UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 22, 2006

HARLEYSVILLE NATIONAL CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

483 Main Street, Harleysville, Pennsylvania		19438
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-256-8851

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01    Regulation FD Disclosure

On November 22, 2006, Harleysville National Corporation provided letters to shareholders which include background, financial and strategic information about Harleysville National Corporation.  Copies of the letters to shareholders are attached hereto as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference. The information furnished under this Item 7.01 of this Current Report of Form 8-K, including Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

Exhibit 99.1:     Harleysvsille National Corporation Third Quarter 2006 Report and President's Letter to Shareholders identified in Item 7.01.

Exhibit 99.2:     Harleysville National Corporation Chairman's Letter to Shareholders identified in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
November 22, 2006	By:	/s/ George S. Rapp
Name: George S. Rapp
Title: EVP & CFO

EXHIBIT INDEX

Page

Exhibit 99.1: Harleysvsille National Corporation Third Quarter 2006 Report and President's letter to Shareholders.	5

Exhibit 99.2: Harleysville National Corporation Chairman's Letter to Shareholders.	8